Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following Registration Statements:

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Registration Statement (Form S-8 No. 333-117860) pertaining to the salesforce.com, inc. 1999 Stock Option Plan, 2004 Equity Incentive Plan, 2004 Outside Directors Stock Plan and 2004 Employee Stock Purchase Plan,

•	Registration Statement (Form S-8 No. 333-123656) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-134467) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2006 Inducement Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-143161) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-151180) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-159554) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2006 Inducement Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-167190) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan,

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Registration Statement (Form S-8 No. 333-174209) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan, the salesforce.com, inc. 2006 Inducement Equity Incentive Plan and Radian6 Technologies, Inc. Third Amended and Restated Stock Option Plan,

•	Registration Statement (Form S-8 No. 333-177018) pertaining to the salesforce.com, inc. 2006 Inducement Equity Incentive Plan and Assistly, Inc. 2009 Stock Plan,

•	Registration Statement (Form S-8 No. 333-178606) pertaining to the Model Metrics, Inc. 2008 Stock Plan,

•	Registration Statement (Form S-8 No. 333-179317) pertaining to the 2Catalyze, Inc. Second Amended 2008 Stock Option Plan,

•	Registration Statement (Form S-8 No. 333-181698) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2004 Employee Stock Purchase Plan,

•	Registration Statement (Form S-8 No. 333-183580) pertaining to the salesforce.com, inc. 2006 Inducement Equity Incentive Plan and Buddy Media, Inc. 2007 Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-183885) pertaining to the Goinstant, Inc. Stock Option Plan,

•	Registration Statement (Form S-8 No. 333-188850) pertaining to the salesforce.com, inc. 2004 Equity Incentive Plan and 2004 Employee Stock Purchase Plan,

•	Registration Statement (Form S-8 No. 333-189249) pertaining to the EdgeSpring, Inc. 2010 Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-189801) pertaining to the salesforce.com, inc. 2013 Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-189980) pertaining to the ExactTarget, Inc. 2004 Stock Option Plan and ExactTarget, Inc. 2008 Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-198360) pertaining to the salesforce.com, inc. 2014 Inducement Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-198361) pertaining to the RelateIQ, Inc. 2011 Stock Plan,

•	Registration Statement (Form S-3 No. 333-209964) and related prospectus for the registration of 4,812,325 shares of common stock,

•	Registration Statement (Form S-8 No. 333-209965) pertaining to the Steelbrick Holdings, Inc. 2013 Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-211510) pertaining to the MetaMind, Inc. 2014 Stock Incentive Plan,

•	Registration Statement (Form S-8 No. 333-213418) pertaining to the Demandware, Inc. Amended and Restated 2012 Stock Incentive Plan,

•	Registration Statement (Form S-8 No. 333-213419) pertaining to the salesforce.com, inc. 2013 Equity Incentive Plan and the salesforce.com, inc. 2004 Employee Stock Purchase Plan,

Exhibit 23.1

•	Registration Statement (Form S-8 No. 333-213420) pertaining to the Backchannel, Inc. 2012 Equity Incentive Plan,

•	Registration Statement (Form S-8 No. 333-213437) pertaining to the BeyondCore, Inc. 2007 Stock Incentive Plan and the BeyondCore, Inc. 2016 Equity Incentive Plan,

•	Registration Statement (Form S-3 No. 333-213506) and related prospectus for the registration of 7,346,766 shares of common stock,

•	Registration Statement (Form S-3 No. 333-213507) and related prospectus for the registration of 1,180,063 shares of common stock,

•	Registration Statement (Form S-3 No. 333-213684) and related prospectus for the registration of 354,473 shares of common stock,

•	Registration Statement (Form S-8 No. 333-213685) pertaining to the salesforce.com, inc. 2014 Inducement Equity Incentive Plan,

•	Registration Statement (Form S-3 No. 333-214746) and related prospectus for the registration of 4,708,785 shares of common stock,

•	Registration Statement (Form S-8 No. 333-214747) pertaining to the Krux Digital, Inc. 2010 Stock Plan,

•	Registration Statement (Form S-8 No. 333-218598) pertaining to the salesforce.com, inc. 2013 Equity Incentive Plan and the salesforce.com, inc. 2004 Employee Stock Purchase Plan,

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Registration Statement (Form S-3 No. 333-222133) and related prospectus for the registration of debt securities, common stock, preferred stock, warrants, depositary shares, purchase contracts, guarantees, and units;

of our reports dated March 9, 2018, with respect to the consolidated financial statements and schedule of salesforce.com, inc. and the effectiveness of internal control over financial reporting of salesforce.com, inc. included in this Annual Report (Form 10-K) of salesforce.com, inc. for the year ended January 31, 2018.

/s/ Ernst & Young LLP

Redwood City, California
March 9, 2018